                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2004

                              Datatec Systems, Inc.
                              ---------------------
             (Exact name of registrant as specified in its charter)

          Delaware                   000-20688                   94-2914253
          --------                   ---------                   ----------
(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)

        23 Madison Road, Fairfield, New Jersey                    07004
        --------------------------------------                    -----
        (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (973) 808-4000

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On January 21, 2004,  Datatec Systems,  Inc. (the "Company")  announced the appointment  of John W.  Adams  and  Per-Olof  Loof to the  Company's  Board  of
Directors.  Mr. Adams and Mr. Loof,  each an independent  member of the Board of
Directors, have also been appointed to serve on the Audit Committee.

     For additional information, reference is made to the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

            Exhibit                  Description of Document
            -------                  -----------------------

             99.1                    Press Release dated January 21, 2004

                                   SIGNATURES
                                   ----------

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                                DATATEC SYSTEMS, INC.
                                                    (Registrant)

Date:  January 21, 2004                         /s/ Richard K. Davis
                                                --------------------------------
                                                Richard K. Davis, Vice
                                                President and General Counsel
                                                (signature)*

*Print name and title of the signing officer under his signature.